Exhibit 10.39

Execution version

Security trust deed

AVITA Security Trust

—

ORCO IV LLC (Security Trustee) ORCO IV LLC (Administrative Agent) AVITA Medical, Inc. (Borrower)

Each entity named in Schedule 1 (each an Initial Beneficiary)

Each entity named in Schedule 2 (each an Initial Security Provider)

—

3rd Floor Randall House 6 Dowgate Hill London EC4R 2SU United Kingdom

T +44 20 7429 2780 F +44 20 7429 2788

minterellison.com

Security trust deed

AVITA Security Trust

Details
Parties
Background
Agreed terms
1. Defined terms & interpretation	7
1.1. Defined terms from Credit Agreement	7
1.2. Defined terms	10
1.3. Interpretation	11
1.4. Beneficiary obligations several	12
1.5. Inconsistency	12
1.6. Loan Document	12
2. Trust creation and appointment of Security Trustee	12
2.1. Declaration of trust	12
2.2. Name	12
2.3. Term and perpetuity period	12
2.4. Appointment and authority	12
2.5. Security Provider acknowledgment	12
3. Security Trustee to act on instruction	13
3.1. Instructions	13
3.2. Exercise of enforcement and other powers	13
3.3. Consent of Beneficiaries	13
3.4. Reliance on instructions	13
3.5. Absence of instructions	13
3.6. No inquiry by Security Provider permitted	14
4. Duties and responsibilities of Security Trustee	14
4.1. Duties and responsibilities limited	14
4.2. When the Security Trustee need not act	14
4.3. No investigation or monitoring	15
4.4. Knowledge and awareness of Security Trustee	15
4.5. Information duties	15
5. Beneficiary provisions	15
5.1. Security Trustee to have same rights as Beneficiaries	15
5.2. Actions binding on all Beneficiaries	16
5.3. No exercise of Powers by Beneficiaries	16
5.4. Independent decision by Beneficiaries	16
5.5. Requirements of reasonableness	16
5.6. Information about Exposure	16
5.7. Rights of each Beneficiary	16
6. Security Trustee's rights and powers	16
6.1. Rights of Security Trustee	16
6.2. Statutory powers	17
6.3. Notice of enforcement	17
6.4. Dealing in different capacities	17
6.5. Right to appoint attorney and agents	17
6.6. Right to delegate	17
6.7. Acting on advice	17
6.8. Security Trustee may rely on certain things	18
6.9. Minor amendments to Security Trustee Documents	18
7. Liability of Security Trustee	18
7.1. Limit on liability	18

7.2. Exceptions to limit on liability	19
7.3. Recourse to Security Trustee	19
7.4. Duties of the Security Trustee	19
7.5. PPSA security interests	20
8. Security Trustee's indemnities	20
8.1. Indemnity out of Security Trust Fund	20
8.2. Indemnity by Beneficiaries	21
8.3. Exceptions to indemnities	21
8.4. Indemnity by Security Provider	21
8.5. First indemnified	21
9. Payments and distributions	21
9.1. Obligations received before Enforcement Date	21
9.2. Payments directed through Security Trustee	12
9.3. Distribution of Obligations received on or after Enforcement Date	22
9.4. Exclusion from amounts for distribution	22
9.5. Appropriation by Security Provider	22
9.6. Suspense account	22
9.7. Credit of available funds	22
9.8. Turnover – amounts not received through distribution	22
9.9. Entitlement to share in recovery	23
9.10. Overriding application	23
10. Replacement of Security Trustee	23
10.1. Resignation of Security Trustee	23
10.2. Removal of Security Trustee	24
10.3. Effect of resignation or removal	24
10.4. Costs of resignation or removal	24
10.5. Assurances	24
10.6. Appointment of successor Security Trustee	24
11. Administrative Agent provisions	25
11.1. Communication by Lenders	25
11.2. Capacity and dealings	25
11.3. Information about Lenders	26
11.4. Notification of Event of Default and Enforcement Date	26
11.5. Assignment by Administrative Agent	26
12. Changes to Security Providers and Beneficiaries	26
12.1. Assignment by Security Provider	26
12.2. New Security Provider	26
12.3. Assignment by Beneficiary	26
12.4. New Beneficiary by assignment or novation	27
12.5. Accession Deeds	27
12.6. Opting out by Beneficiary	27
13. Payments	28
13.1. Payment requirements	28
14. Notices, demands and communications	28
14.1. Defined term	28
14.2. Service	28
15. Protection of Security Trustee, Beneficiaries and third parties	28
15.1. Security Trustee and Beneficiaries not restricted	28
15.2. Security Trustee and Beneficiaries not liable	28
15.3. Security Trustee may set off	28
15.4. Set off by a Security Provider	28
15.5. Reinstating avoided transaction	28
15.6. Authorised Representatives	29
15.7. Security Trustee's opinion	29
15.8. Protection of third parties	29

16. General provisions	29
16.1. Prompt performance	29
16.2. Powers	29
16.3. Consent, approvals and waivers	29
16.4. Indemnities and reimbursement obligations	30
16.5. Notices or demands as evidence	30
16.6. Law and legislation	30
16.7. Severability	30
16.8. Variation of this document	30
16.9. Governing law and jurisdiction	30
16.10. Service of process	30
16.11. Counterparts	31
Schedule 1 – Initial Beneficiaries	32
Schedule 2 – Initial Security Providers	33
Schedule 3 – Accession Deed	34
Signing pages	36

Details

Date 11 December 2023

Parties

Name ORCO IV LLC, a Delaware limited liability company

Short form name Security Trustee

Notice details c/o OrbiMed Advisors LLC

601 Lexington Avenue, 54th Floor New York, NY 10022

Attention: OrbiMed Credit Reporting Email: RoSCreditOps@OrbiMed.com

with a copy to (which shall not constitute notice): Covington & Burling LLP

The New York Times Building, 620 Eighth Avenue New York, NY 10018-1405

Attention: Peter A. Schwartz Email: pschwartz@cov.com Telephone: (212) 841-1268

Name ORCO IV LLC, a Delaware limited liability company

Short form name Administrative Agent

Notice details c/o OrbiMed Advisors LLC

601 Lexington Avenue, 54th Floor New York, NY 10022

Attention: OrbiMed Credit Reporting Email: RoSCreditOps@OrbiMed.com

with a copy to (which shall not constitute notice): Covington & Burling LLP

The New York Times Building, 620 Eighth Avenue New York, NY 10018-1405

Attention: Peter A. Schwartz Email: pschwartz@cov.com Telephone: (212) 841-1268

Name Each entity named in Schedule 1 Short form name Each an Initial Beneficiary

Notice details As set out in Schedule 1

Name AVITA Medical, Inc., a Delaware corporation

Short form name Borrower

Notice details 28159 Avenue Stanford, Suite 220

Valencia, CA 91355

Attention: David O’Toole, Chief Financial Officer Email: dotoole@avitamedical.com

With a copy to:

AVITA Medical, Inc.

28159 Avenue Stanford, Suite 220

Valencia, CA 91355 Attention: Legal Department

Email: legal@avitamedical.com

Name Each entity named in Schedule 2

Short form name Each an Initial Security Provider Notice details As set out in Schedule 2

Background

This document sets out the terms on which the Security Trustee will hold the Security Trust Fund for the Beneficiaries.

Agreed terms

1.
Defined terms & interpretation
1.1
Defined terms from Credit Agreement

Terms defined in (or incorporated by reference to) the Credit Agreement (as defined below) have the same meanings when used in this document unless otherwise defined in this document.

Parties to the Credit Agreement referred to by short form name in this document are more fully described in the Credit Agreement.

1.2
Defined terms

In this document:

Accession Deed means a deed substantially in the form set out in Schedule 3or a document taken to be an Accession Deed under clause 12.4.

Administrative Agent means the person so named in this document, or any successor or replacement agent for the Lenders under the terms of the Credit Agreement.

Affiliate has the meaning given to that term in the Credit Agreement and includes, when used in relation to the Australian Security Provider, a "related body corporate" as defined in section 50 of the Corporations Act.

Attorney means an attorney appointed by a Security Provider under a Security Document.

Australian Security Agreement means:

(a)
the General Security Deed;
(b)
the Specific Security Deed (Marketable Securities);
(c)
any other documents, incidental, collateral or supplementary to the Australian Security Agreements required by the Administrative Agent (including for purposes of payment of stamp duty and registration); and
(d)
any other security agreement or other instrument or document executed and delivered by any Loan Party to the Security Trustee pursuant to this document or any other Loan Document granting a Security Interest on assets of the Initial Security Provider for the benefit of the Secured Parties.

Australian Security Provider means AVITA Medical Pty Limited ACN 058 466 523.

Authorised Representative means:

(a)
in respect of any Loan Party, a person it specifies in writing (with a certified copy of that person's specimen signature) as being its authorised representative for the purposes of the Loan Documents where the Security Trustee has no notice of revocation of that authority; and
(b)
in respect of the Security Trustee or a Beneficiary, a person whose title or acting title includes 'manager', 'associate', 'director', 'executive', 'chief', 'head', 'counsel', 'vice president' or 'president', or a person notified to the other parties as being its attorney or authorised representative for the purposes of the Security Trustee Documents.

Beneficiary means:

(a)
each Secured Party;
(b)
the Security Trustee (on its own account and not in its capacity as trustee of the Security Trust);
(c)
the Administrative Agent;

(d)
each Lender; and
(e)
any other person who becomes a 'Beneficiary' in accordance with this document,

but excluding a person who ceases to be a Beneficiary under clause 12.6 or who has assigned or novated to one or more existing or new Beneficiaries all of its rights and obligations under (and in accordance with) the Loan Documents.

Corporations Act means the Corporations Act 2001 (Cth) of Australia.

Credit Agreement means the credit agreement dated 18 October 2023 as amended, modified or supplemented from time to time between, amongst others, the Administrative Agent and AVITA Medical, Inc. as Borrower.

Default has the meaning given to that term in the Credit Agreement.

Enforcement Date means the first date after an Event of Default has occurred and while it is continuing on which:

(a)
any Obligations have been declared due and payable before its specified due date; or
(b)
the Security Trustee appoints a Receiver under, or otherwise enforces, a Security Document.

Event of Default has the same meaning given to that term in the Credit Agreement.

Exposure means at any time (without double-counting), in the case of a Beneficiary, the Obligations which any Security Provider is at that time actually or contingently liable to pay to such Beneficiary or which is for the account of such Beneficiary.

External Administrator means an administrator, controller or managing controller (each as defined in the Corporations Act), trustee, provisional liquidator, liquidator or any other person (however described) holding or appointed to an analogous office or acting or purporting to act in an analogous capacity.

General Security Deed means the general security deed granted by the Australian Security Provider in favour of the Security Trustee dated on or after the date of this document.

Guarantee has the same meaning given to that term in the Credit Agreement.

Insolvency Event means, in respect of a person, any of the following occurring:

(a)
it becomes insolvent within the meaning of section 95A, or is taken to have failed to comply with a statutory demand under section 459F(1), or must be presumed by a court to be insolvent under section 459C(2), or is the subject of a circumstance specified in section 461 (whether or not an application to court has been made under that section) or, if the person is a Part 5.7 body, is taken to be unable to pay its debts under section 585, of the Corporations Act;

(b)
except with the Security Trustee's consent:
(i)
it is the subject of a Liquidation, or an order or an application is made for its Liquidation; or
(ii)
an effective resolution is passed or meeting summoned or convened to consider a resolution for its Liquidation;
(c)
an External Administrator is appointed to it or any of its assets or a step is taken to do so or its Affiliate requests such an appointment;
(d)
if a registered corporation under the Corporations Act, a step is taken under sections 601AA, 601AB or 601AC of the Corporations Act to cancel its registration;
(e)
if a trustee of a trust, it is unable to satisfy out of the assets of the trust the liabilities incurred by it for which it has a right to be indemnified from the assets of the trust as and when those liabilities fall due;
(f)
an analogous or equivalent event to any listed above occurs in any jurisdiction; or

(g)
it stops or suspends payment to all or a class of creditors generally.

Insurance Policy means each policy relating to the insurance required to be obtained or maintained under a Loan Document.

KYC Checks means, for a Beneficiary, the Beneficiary's 'know your customer' or similar identification and verification checks and procedures required for the Security Trustee to comply with the Anti-Money Laundering and Counter-Terrorism Financing Act 2006 (Cth), the Anti-Money Laundering and Counter-Terrorism Financing Rules and any other law or regulation of Australia or comparable law or regulation of another country, and to manage anti-money laundering, counter- terrorism financing or economic and trade sanctions risk.

Lender has the meaning given to that term in the Credit Agreement.

Liquidation means:

(a)
a winding up, dissolution, liquidation, provisional liquidation, administration, bankruptcy or other proceeding for which an External Administrator is appointed, or an analogous or equivalent event or proceeding in any jurisdiction; or
(b)
an arrangement, moratorium, assignment or composition with or for the benefit of creditors or any class or group of them.

Loan Document means:

(a)
this document;
(b)
each Security Document;
(c)
the Credit Agreement;
(d)
any Accession Deed;
(e)
any 'Loan Document' as defined in the Credit Agreement or in another Loan Document;
(f)
a document that the Borrower and the Security Trustee (acting in accordance with the instructions of the Administrative Agent in accordance with this document) agree is a 'Loan Document'; and
(g)
a document entered into or given under or in connection with, or for the purpose of amending or novating, any document referred to in a paragraph above.

Loan Party means:

(a)
each Security Provider;
(b)
the Borrower; and
(c)
each Guarantor (as that term is defined in the Credit Agreement).

Loss means a loss, claim, action, damage, liability, cost, charge, expense, penalty, compensation, fine or outgoing suffered, paid or incurred.

Notice has the meaning given to it in clause 14.

Obligations has the same meaning as in the Credit Agreement and includes, for the avoidance of doubt, any Obligations of the Security Providers to the Security Trustee.

Power means any right, power, discretion or remedy of the Security Trustee, a Beneficiary, a Receiver or an Attorney under any Loan Document or applicable law.

PPS Law means:

(a)
the PPSA and any regulation made at any time under the PPSA, including the PPS Regulations (each as amended from time to time); and
(b)
any amendment made at any time to any other legislation as a consequence of a law or regulation referred to in paragraph (a).

PPS Regulations means the Personal Property Securities Regulations 2010 (Cth).

PPSA means the Personal Property Securities Act 2009 (Cth).

Proportionate Exposure means, for a Beneficiary at any time, the proportion which the total of its Exposure bears to the Total Exposure at that time.

Receiver means a receiver or receiver and manager appointed under a Loan Document.

Secured Party has the same meaning as in the Credit Agreement and for the avoidance of doubt includes the Security Trustee.

Secured Property means the property and assets the subject of a Security Document.

Security Document means:

(a)
each Australian Security Agreement; and
(b)
each other present or future Security Interest, Guarantee or other document or agreement created as security in favour of the Security Trustee in its capacity as trustee of the Security Trust (directly or indirectly) for the payment or performance of any Obligations in favour of the Security Trustee or a Beneficiary under a Loan Document; and
(c)
any other document which the Beneficiaries, the Security Trustee and the Security Providers agree at any time is a Security Document for the purposes of this document.

Security Interest means any 'Lien' (as defined in the Credit Agreement) and includes, for the avoidance of doubt, any 'security interest' as defined in sections 12(1) or (2) of the PPSA.

Security Provider means:

(a)
each Initial Security Provider; and
(b)
each person who becomes a 'New Security Provider' under an Accession Deed (on the Accession Deed taking effect).

Security Trust means the trust established under this document.

Security Trust Fund means:

(a)
the amount held by the Security Trustee under clause 2.1;
(b)
the Security Trustee's right, title and interest under each Security Document and each other Security Trustee Document (except to the extent held for its own account);
(c)
any other property acquired by the Security Trustee on or after the date of this document and intended to be held for the benefit of the Beneficiaries under the Security Trust, including:
(i)
any Security Document or other Loan Document which the Security Trustee enters into or which is given in its favour, and all money recovered under them, whether or not on enforcement;
(ii)
any property representing the proceeds of sale or other disposition of any property forming part of the Security Trust Fund;
(iii)
any property representing the proceeds of any insurance claims payable to the Security Trustee in respect of the Secured Property; and
(iv)
any property into which any other property forming part of the Security Trust Fund is converted or invested and the proceeds of any such property.

Security Trustee means the person so named in this document or any successor or replacement security trustee under the terms of this document.

Security Trustee Document means a Loan Document to which the Security Trustee is a party and includes, for the avoidance of doubt, this document.

Specific Security Deed (Marketable Securities) means the specific security deed (marketable securities) granted by the Borrower in favour of the Security Trustee dated on or after the date of this document.

Total Exposure means, at any time, the sum of the Exposures of all the Beneficiaries at that time.

US$ means the lawful money of the United States of America.

1.3
Interpretation

In this document:

(a)
headings are for reference only and do not affect interpretation;
(b)
subject to clause 1.4, any undertaking, representation, warranty or indemnity by two or more parties (including where two or more persons are included in the same defined term) binds them jointly and severally;
(c)
the single includes the plural and vice versa, a gender includes other genders and different grammatical forms of defined expressions have corresponding meanings;
(d)
unless stated otherwise, anything (other than making a payment) required to be done on or by a day which is not a Business Day, must be done on or by the next Business Day;
(e)
no provision or expression is to be construed against a party on the basis that the party (or its advisers) was responsible for its drafting;
(f)
examples and use of the word 'including' and similar expressions do not limit what else may to be included.

Unless the context requires otherwise, a reference in this document to:

(g)
a party to any document includes that person's successors and permitted substitutes and assigns;
(h)
an agreement includes any legally enforceable arrangement, understanding, undertaking or representation whether or not in writing;
(i)
a document or agreement includes that document or agreement as novated, altered, amended, supplemented or replaced from time to time;
(j)
any thing includes any part of it and a reference to a group of things or persons includes each thing or person in that group;
(k)
clauses and schedules are to those in this document, and a reference to this document includes any schedule;
(l)
a person, corporation, trust, partnership, unincorporated body or other entity includes any of them;
(m)
time is to New York time unless stated otherwise;
(n)
legislation or other law or a provision of them includes regulations and other instruments under them, and any consolidation, amendment, re-enactment or replacement;
(o)
'wilful default' in relation to the Security Trustee means any wilful failure to comply with, or wilful breach by, the Security Trustee of any of its obligations under any Security Trustee Document other than a failure or breach which:
(i)
arises as a result of a breach of a Security Trustee Document by a person other than the Security Trustee or the Administrative Agent (for so long as the same legal entity performs those roles) and (subject to any provisions of the Security Trustee Documents which limit its liability in respect of the acts and omissions thereof) its directors, officers, employees, agents, delegates or attorneys;
(ii)
is in accordance with a lawful court order or direction or is required by law; or
(iii)
is in accordance with a proper instruction or direction of the Administrative Agent at any time while the Security Trustee is not the same legal entity as the Administrative Agent; and

(p)
'property' or an 'asset' includes any real or personal, present or future, tangible or intangible property or asset and any right, interest, revenue or benefit in, under or derived from the property or asset.

1.4
Beneficiary obligations several

Except to the extent expressly provided for otherwise in this document, each Beneficiary's obligations under this document are several. A Beneficiary's failure to perform an obligation does not relieve another Beneficiary or a Security Provider of its obligations. No Beneficiary is responsible for the obligations of another Beneficiary.

1.5
Inconsistency
(a)
The obligations of the Security Providers under this document and any Security Document are in addition to any obligations of the Security Providers under the Credit Agreement or any other Loan Document.
(b)
If there is any inconsistency between the rights and obligations of the Security Trustee under this document and the rights and obligations of the Security Trustee under any other Security Trustee Document (other than the Credit Agreement), such rights and obligations under this document prevail to the extent of the inconsistency.
(c)
Subject to paragraph (d) below, in the event of any inconsistency arising between any of the provisions of this document and the Credit Agreement, the provisions of the Credit Agreement shall prevail.
(d)
Notwithstanding any provision to the contrary in any other Loan Document, the parties agree that the definition of 'Collateral' in the Credit Agreement includes any property secured by the Security Documents (including any 'Collateral' as defined therein).
(e)
The inclusion of an obligation or permission in one document which is not included in another is not an inconsistency for the purposes of this clause 1.5.

1.6
Loan Document

The parties agree that this document is a 'Loan Document' for the purposes of the Credit Agreement.

2.
Trust creation and appointment of Security Trustee
2.1
Declaration of trust

The Security Trustee declares that as at the time of execution of this document it holds the sum of US$10, and after execution of this document will hold the rest of the Security Trust Fund, on trust for the Beneficiaries on the terms of this document.

2.2
Name

The Security Trust will be named the AVITA Security Trust.

2.3
Term and perpetuity period

The Security Trust begins on the date of this document and, unless ended earlier, ends on the day before the 80th anniversary of the date of this document. The perpetuity period is 80 years from the date of this document.

2.4
Appointment and authority

The Beneficiaries:

(a)
appoint the Security Trustee (which appointment the Security Trustee accepts) to act as trustee of the Security Trust Fund for the benefit of the Beneficiaries; and
(b)
irrevocably authorise the Security Trustee to enter into and perform its obligations and exercise its Powers under each Security Trustee Document and any incidental rights, powers, discretions or remedies.

2.5
Security Provider acknowledgment
(a)
Each Security Provider acknowledges and consents to the arrangements set out in this document.
(b)
Subject to clause 2.5(c), each Security Provider must pay to each Beneficiary the amounts payable to that Beneficiary under the Loan Documents in the manner, at the time and in the currency specified in the Loan Documents and otherwise in accordance with the Loan Documents.
(c)
At any time after the Security Documents have become enforceable, the Security Trustee may direct the Security Providers to pay all or any part of the amounts payable under the

Loan Documents to the Security Trustee or as the Security Trustee otherwise directs. Each Security Provider must comply with all such directions made by the Security Trustee unless an inconsistent direction is given by the Administrative Agent under any other Loan Document, in which case each Security Provider must comply with the directions of the Administrative Agent under such other Loan Document.

(d)
Any payment made by a Security Provider to or to the order of the Security Trustee under and as required by this clause 2.5 discharges, to the extent of the payment received, the obligation of the Security Provider to make the relevant payment to the relevant Beneficiary.

3.
Security Trustee to act on instruction
3.1
Instructions

Unless expressly provided otherwise in a Security Trustee Document, the Security Trustee must act, and need only act, if and only if it receives clear instructions to do so from the Administrative Agent (acting in accordance with the Credit Agreement).

3.2
Exercise of enforcement and other powers
(a)
The Security Trustee must, if so instructed by the Administrative Agent following the occurrence and during the continuance of an Event of Default:
(i)
give notice in writing to a Security Provider declaring that the relevant Obligations are immediately due and payable;
(ii)
appoint, or remove, a Receiver under a Security Document; and
(iii)
enforce or take steps to enforce a Security Document as directed by the Administrative Agent.
(b)
The Security Trustee must, at any time after action has been taken under clause 3.2(a), do any other things it considers appropriate (or as instructed by the Administrative Agent) to enforce the relevant Security Document and exercise its Powers under that Security Document.
(c)
The Security Trustee must not release:
(i)
any specified Security Document in full; or
(ii)
any specified assets from any Security Document,

unless it has been instructed to do so by the Administrative Agent or unless required by law or by the express terms of a Loan Document to do so.

3.3
Consent of Beneficiaries

Each Beneficiary authorises the Security Trustee to give any consent, and do any other matter or thing, necessary or appropriate for it to give effect to any instructions given to the Security Trustee in accordance with the Loan Documents.

3.4
Reliance on instructions

A notice from the Administrative Agent to the Security Trustee as to the instructions of the Administrative Agent is conclusive and may be relied on by the Security Trustee to determine its instructions to the exclusion of any other instructions or communications from individual Lenders as Beneficiaries.

3.5
Absence of instructions

Except as expressly provided otherwise in this document, in the absence of instructions which are required to be obtained from the Administrative Agent, the Security Trustee is not obliged to act, but may act in what it (in its sole discretion) considers to be in the best interests of the Beneficiaries.

3.6
No inquiry by Security Provider permitted
(a)
A Security Provider may not inquire as to whether any instructions have been given to the Security Trustee by the Administrative Agent or as to the terms of those instructions.
(b)
As between each Security Provider on the one hand, and the Security Trustee and the Beneficiaries on the other hand, all action taken by the Security Trustee under this document or any other Security Trustee Document is deemed to be authorised by the Beneficiaries.

4.
Duties and responsibilities of Security Trustee
4.1
Duties and responsibilities limited

The Security Trustee's obligations, duties and responsibilities in its capacity as trustee of the Security Trust under or in connection with this document and each other Security Trustee Document are limited to those expressly set out in the Security Trustee Documents. Without limitation, except to the extent expressly provided for in a Security Trustee Document, the Security Trustee is not:

(a)
an agent for, and does not owe any fiduciary obligations to, any Beneficiary or Security Provider, regardless of whether a Default has occurred and is continuing;
(b)
responsible or liable if it acts in good faith on an instruction purportedly given by the Administrative Agent that is later found to be defective, invalid or not binding on the Security Trustee or any Beneficiary purportedly bound by the instruction;
(c)
responsible or liable for, or to see the proper use or application of, any financial accommodation or other consideration provided or to be provided by any Beneficiary to a Security Provider in connection with the Loan Documents;
(d)
liable to any Beneficiary or Security Provider because any other Beneficiary or Security Provider fails to perform its obligations under any Loan Document or (in the case of a Beneficiary) provide instructions where requested by the Administrative Agent in accordance with the Loan Documents; or
(e)
responsible or liable for the validity, effectiveness, genuineness, enforceability or sufficiency of any Security Document or any other Loan Document or any other certificate or document given under any of them (except to the extent of Loss due to the Security Trustee's own fraud, gross negligence or wilful default), provided that nothing in this clause 4.1 releases or discharges the Security Trustee from any responsibility or liability which it has as a Beneficiary in any capacity other than as security trustee of the Security Trust.

4.2
When the Security Trustee need not act

Despite any other provision of any Loan Document and regardless of whether it has received instructions from the Administrative Agent, the Security Trustee is not obliged to act or exercise any Power:

(a)
unless its liability is limited in the manner set out in clause 7;

(b)
until it is first indemnified to its reasonable satisfaction in accordance with clause 8 or otherwise or the Beneficiaries place the Security Trustee in funds equivalent to the amount which the Security Trustee reasonably determines may become payable in respect of any liabilities, costs or expenses which will or may arise from the Security Trustee taking that action;
(c)
where in the Security Trustee's opinion, or in the opinion of its counsel, to do so would or may result in the Security Trustee breaching the terms of a Loan Document or any law or expose the Security Trustee to any liability; or
(d)
if it is impossible for the Security Trustee to act or to act lawfully due to any cause beyond its control (including but not limited to act of God, war, riot, terrorism, fire, natural disaster, labour dispute or change in or introduction of law taking effect after the date of this document).

No Beneficiary may have recourse to the Security Trustee where the Security Trustee does not act on the Beneficiary's instructions (on behalf of the Administrative Agent) as contemplated by this clause 4.2.

4.3
No investigation or monitoring

The Security Trustee is not obliged to:

(a)
keep itself informed as to any Security Provider's performance or observance of its obligations under a Loan Document or any other document;
(b)
enquire or investigate whether or not a Default or an Event of Default has occurred or is continuing;
(c)
examine or enquire into, nor will it be liable for, any defect or failure in title to property intended to be Secured Property, and may accept any such title without requisition or objection; or
(d)
inspect, investigate or enquire into any matter relating to or concerning the Secured Property or books of any Security Provider or to assess or keep under review the business, operations, financial condition, creditworthiness or status of affairs of any Security Provider.

4.4
Knowledge and awareness of Security Trustee
(a)
For the purposes of each Security Trustee Document, the Security Trustee in its capacity as trustee of the Security Trust will only be considered to have knowledge, notice of or awareness of any matter or thing to the extent of actual knowledge, notice of or awareness of the officers or employees of the Security Trustee who have day to day responsibility for the administration of the Security Trustee's obligations under this document or the Security Trust.
(b)
The Security Trustee in its capacity as trustee of the Security Trust is not deemed to know of a Default or Event of Default unless the Security Trustee has received Notice from a Beneficiary or a Security Provider stating that a Default or Event of Default has occurred.

4.5
Information duties
(a)
The Security Trustee must give the Administrative Agent a copy of each document which the Security Trustee gives to or receives in connection with any Loan Document. It is not required to review or check the accuracy or completeness of any such document.
(b)
The Security Trustee has no duty to provide any Beneficiary with any credit or other information concerning the assets, liabilities, financial condition or business of any Loan Party or any other person other than as specified in clause 4.5(a).
(c)
The Security Trustee has no duty or responsibility to (but is authorised by each Security Provider to) provide any Beneficiary with any information concerning the affairs or financial condition of any Security Provider which may come into the possession of the Security Trustee.

(d)
The Security Trustee is not bound to disclose to any person any information relating to any party to a Loan Document if the disclosure would or might in its reasonable opinion breach any Loan Document, a law or duty of secrecy or confidentiality or otherwise be actionable at the suit of any person.

5.
Beneficiary provisions
5.1
Security Trustee to have same rights as Beneficiaries

If the Security Trustee is or becomes a Beneficiary in a capacity other than as trustee of the Security Trust, it has the same rights, powers and discretions as a Beneficiary under each Security Trustee Document as any other Beneficiary and may exercise the same as if it were not acting as trustee of the Security Trust.

5.2
Actions binding on all Beneficiaries

Any action taken or decision made by the Security Trustee in accordance with any Security Trustee Document is:

(a)
as between the Security Trustee and the Beneficiaries, binding on all the Beneficiaries; and
(b)
as between each Security Provider on the one hand, and the Security Trustee and the Beneficiaries on the other hand, deemed to be authorised by the Beneficiaries.

5.3
No exercise of Powers by Beneficiaries

No Beneficiary may exercise any Power comprised in the Security Trust Fund except through the Security Trustee on the terms of this document.

5.4
Independent decision by Beneficiaries
(a)
Each Beneficiary acknowledges that it has, independently and without reliance on the Security Trustee or any other Beneficiary, and based on such documents and information as it has deemed appropriate, made its own investigation into the affairs and financial condition of each Security Provider and other relevant persons and the value, validity, effectiveness, genuineness and enforceability of each Loan Document.
(b)
Each Beneficiary must independently and without reliance upon the Security Trustee or any other Beneficiary, and based on the documents and information as it deems appropriate at the time, continue to make its own analyses and decisions in taking or not taking action under any Loan Document.
(c)
The Security Trustee is not liable if a Beneficiary fails to do anything referred to in paragraph (a) or (b) or if a Beneficiary suffers loss or damage as a result of doing anything referred to in paragraph (a) or (b).

5.5
Requirements of reasonableness

If a Loan Document expressly requires the Security Trustee to act reasonably or not act unreasonably in forming an opinion or exercising its Powers, each Beneficiary agrees to act in the required manner when instructing the Security Trustee on that matter.

5.6
Information about Exposure
(a)
Each Beneficiary agrees to give the Security Trustee, promptly following a request, information reasonably required by the Security Trustee from time to time to determine the amount of the Beneficiary's Exposure.
(b)
As between the Security Trustee and the Beneficiaries only, the Security Trustee may rely on information provided by an Authorised Representative of a Beneficiary pursuant to clause 5.6(a) (or if a Beneficiary fails to provide that information, on such information held or obtained by the Security Trustee concerning the amount of the Beneficiary's Exposure) as being correct unless proved incorrect.

5.7
Rights of each Beneficiary

Subject to the provisions of this document, each Beneficiary has the benefit of, and rights under, this document even if it is not a party to this document and it may not have been in existence at the time that this document is executed.

6.
Security Trustee's rights and powers
6.1
Rights of Security Trustee

Except as expressly set out in this document and the Credit Agreement, the Security Trustee:

(a)
may exercise all of its Powers under the Security Trustee Documents and all of the powers conferred by law or equity on a trustee generally in respect of the Security Trustee Documents as if it alone beneficially owned the Security Trustee Documents; and
(b)
may determine whether or not to enforce a Security Trustee Document or to seek to recover any Obligations and may determine the manner in which that enforcement or recovery is conducted.

6.2
Statutory powers

The powers of the Security Trustee under this document or any other Security Trustee Document are in addition to any powers the Security Trustee has under any applicable law.

6.3
Notice of enforcement

To the extent not prohibited by law or except as expressly required under this document or a Security Document, before enforcing this document or any other Security Document, or exercising any Power, the Security Trustee is not required to give any notice or allow the expiration of time to any person.

6.4
Dealing in different capacities
(a)
The Security Trustee may:
(i)
engage in any kind of banking, trust or other business with any Security Provider or any Beneficiary; and
(ii)
accept fees and other consideration from any Security Provider for services in connection with the Loan Documents or any other arrangement,

as if it were not the trustee of the Security Trust. The Security Trustee need not notify the Beneficiaries if it does so, nor account to the Beneficiaries for any income or other benefit it derives in doing so, and the Beneficiaries release the Security Trustee from any obligation it might otherwise have to the Beneficiaries in relation to those matters.

(b)
In this clause 6.4, a reference to the Security Trustee, a Beneficiary or a Security Provider includes any Affiliate of those persons.
(c)
The Security Trustee may exercise a Power even if it, one of its directors or one of its shareholders has a personal interest in whether, or the way in which, the Power is exercised or may benefit (directly or indirectly) from the exercise of the Power.

6.5
Right to appoint attorney and agents

The Security Trustee, instead of acting personally, may appoint an attorney or employ an agent or contractor to do any act required or permitted to be done by the Security Trustee under the Security Trustee Documents.

6.6
Right to delegate

The Security Trustee may:

(a)
delegate its Powers under this document or in relation to the Security Documents, either wholly or partially or subject to any limitations or restrictions, to any person (including any Beneficiary) as it thinks fit, proper or appropriate in its absolute discretion;
(b)
from time to time execute such powers of attorney or other instruments as it thinks proper;
(c)
revoke any delegation under paragraph (a); and
(d)
act notwithstanding the existence of any conflict of interest,

without being responsible for Loss occasioned by so doing if the Security Trustee has not been guilty of fraud, gross negligence or wilful default in so delegating or so revoking any such delegation. No person dealing with the Security Trustee or any person to whom the exercise of the Powers referred to in this clause 6.6 has been delegated, need enquire whether the delegation remains in force.

6.7
Acting on advice

The Security Trustee may obtain and act on the opinion, certificate or advice of or information obtained from, any attorney, agent, contractor or delegatee appointed by it under clauses 6.5 or

6.6 or any lawyer, banker, valuer, surveyor, broker, auctioneer, accountant or other consultant reasonably believed by the Security Trustee to have expertise in relation to the relevant matter. The Security Trustee is not liable for any Loss for doing so, except to the extent of such Loss due to the Security Trustee's fraud, gross negligence or wilful default in so acting.

6.8
Security Trustee may rely on certain things

The Security Trustee is entitled to rely:

(a)
on any Notice, communication or document (including any facsimile or electronic transmission) that it believes to be genuine; and
(b)
as to any matters of fact which might reasonably be expected to be within the knowledge of any party to any of the Loan Documents, on a certificate signed by or on behalf of such party,

in each case without liability for Loss for doing so, except to the extent of such Loss due to the Security Trustee's fraud, gross negligence or wilful default in so acting.

6.9
Minor amendments to Security Trustee Documents
(a)
Each Beneficiary authorises the Security Trustee, in its capacity as trustee of the Security Trust, to agree or effect any amendment to a Security Trustee Document if:
(i)
the amendment will not increase the obligations or reduce the rights of the Beneficiary, change the times or amounts of payment of any money payable to the Beneficiary under any Security Trustee Document or adversely affect the value of any Security Document;
(ii)
the amendment does not amend or purport to amend this clause or any provision under which the agreement or instructions of the Administrative Agent are required; and
(iii)
the Security Trustee, acting reasonably, is satisfied that the amendment is of a formal or technical nature only or is made to correct a manifest error or an error of a minor nature.
(b)
Each Beneficiary will be bound by any amendment made by the Security Trustee in accordance with this clause 6.9. The Security Trustee must notify all Beneficiaries of any such amendment.

7.
Liability of Security Trustee
7.1
Limit on liability

Subject to clause 7.2, the Security Trustee is not, and its directors, Authorised Representatives, employees, agents and attorneys are not, liable to any party for:

(a)
any Loss occurring as a result of it exercising, failing to exercise or purporting to exercise any Power under this document or in relation to the Security Documents or the Security Trustee Documents;
(b)
subject to this document, the actions of any agent, delegate, Authorised Representative or employee of the Security Trustee;
(c)
any mistake or omission made by it or its agent, delegate, Authorised Representative or employee;
(d)
any other matter or thing done, or not done, in relation to the Security Documents or the Security Trustee Documents;
(e)
any absence of, or defect in title or for its inability to exercise any of its Powers under the Security Documents or the Security Trustee Documents;
(f)
any failure by a Security Provider to perform its obligations under any Loan Document or Security Document;
(g)
any failure by a Beneficiary to:
(i)
perform its obligations under any other Loan Document; or
(ii)
provide instructions where requested by the Security Trustee in accordance with this document;
(h)
the financial condition or solvency of a Security Provider;
(i)
any statement, representation or warranty of a Security Provider being incorrect or misleading in any respect;
(j)
any failure or delay in performing its duties or obligations where it is impossible for the Security Trustee to act or to act lawfully due to any cause beyond its control (including but not limited to act of God, war, riot, terrorism, fire, natural disaster, labour dispute or law taking effect after the date of this document);
(k)
acting in accordance with the instructions of the Administrative Agent in accordance with this document, or in the absence of instructions in accordance with clauses 3.5 or 4.2, or for refraining from acting:
(i)
in accordance with the instructions of the Administrative Agent, in accordance with this document; or
(ii)
where there are no instructions which are required by this document for the Security Trustee to act or refrain from acting;
(l)
the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Security Document or any other Loan Document or any other certificate or document given under any of them; and
(m)
any recitals, statements, representations or warranties contained in any Loan Document or in any certificate or other document referred to in or provided for in, or received by it under, any Loan Document.

The limitation of the Security Trustee's liability under this clause 7.1 applies despite any other provision of any Security Trustee Document (other than clause 7.2 (Exceptions to limit on liability)) and extends to all liabilities and obligations of the Security Trustee in relation to any representation, warranty, conduct, omission, agreement or transaction related to this document.

7.2
Exceptions to limit on liability

Clause 7.1 will not apply to the extent that the Security Trustee or any of its employees, agents or Authorised Representatives has been guilty of fraud, gross negligence or wilful default. None of the following of itself will amount to fraud, gross negligence or wilful default of the Security Trustee:

(a)
failure by the Security Trustee to act due to lack of instructions or lack of proper or clear instructions from the Administrative Agent, except while the Security Trustee is the same legal entity as the Administrative Agent; or
(b)
any act or omission, to the extent caused or contributed to by any failure by any other person (other than the Security Trustee's employee or officer).

7.3
Recourse to Security Trustee

Except to the extent that the Security Trustee has been guilty of fraud, gross negligence or wilful default:

(a)
a liability of the Security Trustee to the Beneficiaries or Security Providers can be enforced against the Security Trustee only to the extent to which the Security Trustee is entitled to be and is in fact indemnified for that liability out of the Security Trust Fund; and
(b)
no Beneficiary or Security Provider may sue the Security Trustee in any capacity other than as a trustee of the Security Trust in respect of any matter arising out of a Security Trustee Document. Without limitation, no Beneficiary or Security Provider may seek the appointment of an External Administrator to or prove in any Liquidation of the Security Trustee, except in relation to and to the extent of the Security Trust Fund.

7.4
Duties of the Security Trustee
(a)
The Security Trustee is not:
(i)
responsible if it acts upon any instruction purported to have been given by the Administrative Agent even though it may subsequently be found that there was some defect in the instruction or for any other reason the instruction was not valid or binding upon any of those Beneficiaries whom it purports to bind or upon the Security Trustee;
(ii)
except as expressly set out in this document:
(A)
responsible in respect of financial accommodation provided by any Beneficiary to a Security Provider; or
(B)
bound or concerned to see to the due application of them by a Security Provider; or
(iii)
bound or concerned to examine or enquire into, nor be liable for, any defect or failure in the title of a Security Provider to the assets of a Security Provider and is entitled to accept any such title without requisition or objection.
(b)
Failure by the Security Trustee to act due to lack of instructions or lack of proper or clear instructions from the Administrative Agent does not in itself amount to bad faith, fraud, gross negligence or wilful misconduct of the Security Trustee unless at the relevant time the same legal entity is also the Administrative Agent.

7.5
PPSA security interests
(a)
The Security Trustee is not, and its directors, Authorised Representatives, employees, agents or attorneys (including an Attorney) are not, liable to any party, for taking, or failing to take, any action for the purposes of the PPSA, whether for the benefit of all the Beneficiaries or one or more of them, unless the Security Trustee:
(i)
is expressly instructed to do so by the Administrative Agent; and
(ii)
is satisfied that it is indemnified (or otherwise put in funds) to its reasonable satisfaction in relation to that matter.
(b)
Without limiting clause 7.5(a), none of the Security Trustee nor its directors, Authorised Representatives, employees, agents or attorneys (including an Attorney) are:
(i)
required to review or check whether any Loan Document or any other agreement, arrangement or document relating to them is or contains a security interest for the purposes of the PPSA or whether any such security interest has been or should be perfected under the PPSA;

(ii)
liable to any party, for not identifying or perfecting under the PPSA any security interest which may be constituted by or contained in any Loan Document or any other agreement, arrangement or document; or
(iii)
guilty of bad faith, fraud, gross negligence or wilful misconduct solely because they have not identified, or have failed to perfect under the PPSA, any security interest which may be constituted by or be contained in any Loan Document or any other agreement, arrangement or document relating to them, unless the Security Trustee has been expressly instructed to do so by the Administrative Agent.
(c)
This clause 7.5 does not limit in any way any other provision of a Loan Document which benefits, releases, exonerates or indemnifies the Security Trustee or any of its directors, Authorised Representatives, employees, agents or attorneys (including an Attorney).

8.
Security Trustee's indemnities
8.1
Indemnity out of Security Trust Fund

Subject to clause 8.3, the Security Trustee is and will be indemnified out of any money from time to time received or recovered by the Security Trustee under each Security Document in respect of all Losses (including any moneys paid or to be paid for the employment or appointment of any agent and including legal costs and expenses on a full indemnity basis) incurred by it:

(a)
in the exercise, protection or defence of any Powers or in performing any of its obligations, duties or responsibilities; or
(b)
otherwise in relation to a Security Document or other Security Trustee Document.

The Security Trustee may, from time to time, retain and pay out of any moneys recovered from the Securities an amount to satisfy such indemnity.

8.2
Indemnity by Beneficiaries
(a)
Subject to clause 8.3, if there are insufficient moneys available for the Security Trustee to promptly satisfy its right to indemnity under clause 8.1, each Beneficiary severally in its Proportionate Exposure:
(i)
indemnifies the Security Trustee against that amount; and
(ii)
must pay to the Security Trustee an amount equal to its share within 3 Business Days after demand from the Security Trustee.
(b)
The indemnity in clause 8.2(a) is in addition to, and without prejudice to, any right of indemnity available to the Security Trustee in law or equity or in any other Security Trustee Document.

8.3
Exceptions to indemnities

The indemnities in clauses 8.1 and 8.2(a) do not apply to the extent of any Loss of the Security Trustee as a result of the Security Trustee's fraud, gross negligence or wilful default.

8.4
Indemnity by Security Provider

Each Security Provider jointly and severally indemnifies each Beneficiary against, and must pay to a Beneficiary on demand amounts equal to, any Loss in connection with amounts that the Beneficiary is required to pay under clause 8.2(a).

8.5
First indemnified

Despite any other provision of any Loan Document, the Security Trustee is not obliged to take any action under any Security Trustee Document, or exercise any Power, (including in connection with enforcement or proposed enforcement of any Security Document), until it is first indemnified to its satisfaction in accordance with this clause 8 or otherwise.

9.
Payments and distributions
9.1
Obligations received before Enforcement Date
(a)
Any principal amounts of financial accommodation repaid or prepaid under the terms of the Credit Agreement before the Enforcement Date will be for the account of the Administrative Agent and the Lenders in accordance with the Credit Agreement.
(b)
Subject to the Security Trustee Documents, if before the Enforcement Date the Security Trustee receives or recovers any money which form Obligations then due and payable to a Beneficiary (whether pursuant to a Security Document or otherwise from a Security Provider), the Security Trustee will promptly pay that money to that Beneficiary.

9.2
Payments directed through Security Trustee

If, on or after the Enforcement Date, the Administrative Agent instructs the Security Trustee to direct each Security Provider to make all payments of the Obligations through the Security Trustee:

(a)
the Security Trustee will make that direction to each Security Provider; and
(b)
on and after receipt of that direction each Security Provider will make all payments under the Loan Documents to the Security Trustee on behalf of the Beneficiaries until directed otherwise by the Security Trustee (acting on the instructions of the Administrative Agent), and to the extent received by the Security Trustee, any such payment strictly in accordance with the direction is taken to satisfy the Security Provider's obligation to pay that amount to the Security Trustee and the Beneficiaries.

9.3
Distribution of Obligations received on or after Enforcement Date

Any amount (including the proceeds of any enforcement of a Security Document) received by the Security Trustee or a Receiver or otherwise recovered by the Security Trustee or a Receiver on or after the Enforcement Date must be applied and distributed in accordance with the Credit Agreement.

9.4
Exclusion from amounts for distribution

Amounts due for distribution under clause 9.1 or clause 9.3 will not include:

(a)
the proceeds of a claim under an Insurance Policy which are permitted under the terms of any Loan Document to be applied to reinstate or replace property any damaged or destroyed Secured Property covered by that Insurance Policy or which are not otherwise required to be paid to any Secured Party under the terms of the Loan Documents;
(b)
amounts (and any interest paid on those amounts) credited to a suspense account established in accordance with any Loan Document (for so long as those amounts remain credited to that suspense account); or
(c)
amounts received or recovered by a Beneficiary under arrangements (including credit derivatives and sub-participations) entered into by the Beneficiary in good faith with parties unrelated to the Security Providers to cover some or all of its risk under the Loan Documents.

9.5
Appropriation by Security Provider

A distribution under clause 9.2 or clause 9.3 overrides any appropriation made by a Security Provider.

9.6
Suspense account
(a)
If any Obligations are contingently owing to any Beneficiary at the time of a distribution of an amount under clause 9.3, the Security Trustee may retain any of that amount and place it on short term interest bearing deposit until the relevant Obligations become actually due or ceases to be contingently owing, following which the Security Trustee will:
(i)
pay to that Beneficiary the amount which becomes actually due to it; and
(ii)
apply the balance of the amount retained (together with interest earned on the deposit) in accordance with clause 9.3.
(b)
If the Obligations have been fully and finally paid or discharged and the Security Trustee is satisfied that such payment or discharge is not liable to be set aside, avoided or reversed, then the balance standing to the credit of the deposit account and any accrued interest must be paid to or for the account of the relevant Security Provider for distribution to the persons entitled to it and no Beneficiary will have any further liability in relation to it.

9.7
Credit of available funds

In applying money received under this document or any Security Document towards the satisfaction of the Obligations:

(a)
the account of the relevant Security Provider will be credited with only so much of the money available for the purpose as is actually received by the Security Trustee and not credited to a suspense account; and
(b)
the credit will date from the time of receipt (as determined by the Security Trustee).

9.8
Turnover – amounts not received through distribution

Subject to clauses 9.4 and 9.9, if after the Enforcement Date a Beneficiary receives or recovers (whether by direct payment, set-off or otherwise) an amount in respect of any Obligations otherwise than by distribution in accordance with the Credit Agreement or by the Security Trustee under this document:

(a)
the Beneficiary must promptly notify the Security Trustee and (unless the Security Trustee otherwise directs on the instructions of all other Beneficiaries) pay that amount to the Security Trustee;
(b)
unless paragraph (c) applies, the receipt or recovery will be treated as having been received by the Security Trustee (and not by the Beneficiary) for distribution under this document, and will not reduce the Obligations owing to the Beneficiary (except to the extent of any distribution subsequently received by the Beneficiary in accordance with the Credit Agreement or from the Security Trustee under this document);
(c)
if the receipt or recovery was obtained other than by payment (such as by set-off) from a person who was or became insolvent at the time of the receipt or recovery or otherwise in accordance with the Credit Agreement, each other Beneficiary is automatically taken to have assigned to the Beneficiary all right, title and interest to an amount of the Obligations equal to the amount received or recovered by the Beneficiary, with the intent that the Beneficiaries then have the same rights and obligations as if the receipt or recovery had been paid to the Security Trustee for the account of the Beneficiaries and distributed under this document or otherwise in accordance with the Credit Agreement;
(d)
each Security Provider must indemnify the Beneficiary against, and must pay on demand amounts equal to, any Loss arising as a result of or in connection with a payment made by the Beneficiary under paragraph (a) to the extent that the Security Provider's liability has been discharged by the receipt or recovery; and
(e)
if all or part of the amount received or recovered by the Beneficiary must subsequently be refunded or restored by the Beneficiary:
(i)
the other Beneficiaries must repay to the Security Trustee (for the account of the Beneficiary) the amount necessary to ensure that all the Beneficiaries share rateably in the amount of the recovery or payment retained; and
(ii)
each Security Provider must indemnify the Security Trustee and each Beneficiary against, and must pay on demand amounts equal to, any Loss arising as a result of or in connection with any Beneficiary making or becoming liable to make any payment under sub-paragraph (i) to the extent that the Security Provider's liability has been discharged by the amount received by that Beneficiary from either the Security Provider or another Beneficiary.

9.9
Entitlement to share in recovery

If the Security Trustee or a Beneficiary receives or recovers an amount as a result of any legal action or proceedings against a Security Provider, any Beneficiary which (being entitled and having been given a reasonable opportunity to do so) did not join in or share in the costs of the action from the time it was instituted is not entitled to share in the amount received or recovered until each Beneficiary who did join in or share in those costs, receives the amounts contributed by it in joining in or sharing in the costs of the action. Once the above amounts have been repaid, the balance of the recovered amount will be distributed in accordance with clause 9.

9.10
Overriding application

This clause 9 applies despite any rule of law or equity to the contrary or the respective dates on which anything is done.

10.
Replacement of Security Trustee
10.1
Resignation of Security Trustee

The Security Trustee may resign at any time by giving at least 30 days' notice (or such shorter period as the Borrower and the Administrative Agent may agree) to that effect to:

(a)
each Beneficiary at the time (if any) or the Administrative Agent; and
(b)
the Borrower.
10.2
Removal of Security Trustee

The Security Trustee may be removed from being trustee of the Security Trust at any time:

(a)
by the Administrative Agent giving to the Security Trustee at least 30 days notice to that effect; and
(b)
except where an Event of Default is continuing or the removal of the Security Trustee is due to the Security Trustee's fraud, gross negligence or wilful default, with the agreement of the Borrower, which agreement must not be unreasonably withheld or delayed.

10.3
Effect of resignation or removal
(a)
Upon the resignation or removal of the Security Trustee pursuant to clauses 10.1 or 10.2, the Security Trustee is released from any further obligations as trustee of the Security Trust under this document and the Security Documents, but such release does not prejudice any liability in respect of any default arising before the termination of appointment.
(b)
Clauses 7 (Liability of Security Trustee) and 8 (Security Trustee's indemnities) will continue to benefit the outgoing Security Trustee in respect of any action taken or not taken by it in connection with the Loan Documents while it was the Security Trustee.

10.4
Costs of resignation or removal
(a)
Subject to clause 10.4(b)(i), the Borrower must indemnify the Security Trustee and the Beneficiaries for the costs of any resignation, removal and replacement of the Security Trustee under this clause 10.
(b)
The Security Trustee will bear its own costs of resignation, removal and replacement (including the cost of appointing a new Security Trustee) under this clause 10 if:
(i)
the Security Trustee is removed due to the Security Trustee's fraud, gross negligence or wilful default or due to a change in the identity of the Administrative

Agent where the outgoing Administrative Agent is required to bear its own costs of resignation pursuant to the Credit Agreement; or
(ii)
the Security Trustee chooses to resign pursuant to clause 10.1.

10.5
Assurances

Despite clauses 10.1 and 10.2, no resignation or removal of the Security Trustee takes effect unless:

(a)
a successor Security Trustee has been appointed in accordance with clause 10.6;
(b)
the successor Security Trustee undertakes to act as trustee of the Security Trust and be bound in that capacity by the terms of this document and each other Security Trustee Document (subject to any agreed amendment to those documents); and
(c)
the successor Security Trustee obtains title to each Security Interest, Security Document and the Security Trust Fund in its capacity as trustee of the Security Trust.

10.6
Appointment of successor Security Trustee
(a)
If the Security Trustee resigns or is removed, the Administrative Agent may appoint a successor Security Trustee approved by the Borrower, which approval:
(i)
must not be unreasonably withheld or delayed;
(ii)
is not required if:
(A)
an Event of Default is continuing; or
(B)
the successor Security Trustee is to be an Affiliate of the retiring Security Trustee or is to be the same person as any successor Administrative Agent appointed at the same time under Section 11.6 (Resignation or Removal of Administrative Agent) of the Credit Agreement; and
(iii)
is deemed to be given if the Borrower does not reply within 10 Business Days after the request for its approval is made.
(b)
If no successor Security Trustee is so appointed or accepts the appointment within 30 days after:
(i)
notice of resignation or removal is given in accordance with clauses 10.1 or 10.2; or
(ii)
the Security Trustee's appointment is otherwise terminated,

the Security Trustee may, on behalf of each Beneficiary, appoint a successor Security Trustee on substantially the same terms and conditions as are provided for in this document.

(c)
Each Beneficiary and each Security Provider are bound by the terms and conditions of any appointment effected under clause 10.6(b).
(d)
Each Beneficiary and each Security Provider must do all things reasonably necessary, including executing any deeds of appointment or vesting, to ensure that the appointment of any successor Security Trustee is properly and promptly effected.
(e)
When a successor Security Trustee is appointed, the successor Security Trustee and each other party to the Security Trustee Documents have the same rights and obligations among themselves as they would have had if the successor Security Trustee had been an original party to the Security Trustee Documents (other than in relation to any accrued right against the terminated Security Trustee for default under the Security Trustee Documents) in place of the terminated Security Trustee.
(f)
A party appointing a successor Security Trustee must cause the successor Security Trustee to execute novation deeds or agreements with third parties as required or appropriate to give effect to clause 10.6(e).

(g)
Each Beneficiary, for consideration received, appoints the Security Trustee and each director, company secretary or other Authorised Representative of the Security Trustee severally its attorney, in their respective names and on their respective behalf, to do all things and execute, sign, seal and deliver (conditionally or unconditionally in the attorneys discretion) all documents, deeds and instruments necessary or desirable for:
(i)
the appointment of a successor Security Trustee under clause 10.6(b); and
(ii)
the vesting in that successor Security Trustee of all of the Security Trust Fund or any part of it.

This power may be delegated or a sub-power may be given, and any delegate or sub- attorney may be removed, by the attorney appointing it.

11.
Administrative Agent provisions
11.1
Communication by Lenders

All communication by a Lender (in its capacity as a Beneficiary) to a Security Provider in connection with the Security Documents, the Security Trust Fund or this document must be made through the Security Trustee, except during any period in which the Administrative Agent and the Security Trustee (on its own account and not in its capacity as trustee of the Security Trust) are the only Beneficiaries.

11.2
Capacity and dealings
(a)
The Administrative Agent enters into this document as the administrative agent for and on behalf of the relevant Lenders pursuant to the Credit Agreement.
(b)
The parties acknowledge that:
(i)
any instruction or direction of the Lenders (or, in each case, the relevant number of them) will be communicated to the Security Trustee by the Administrative Agent and will relate to, and be in respect of, the Exposure of all of those Lenders under the Credit Agreement (and the Security Trustee may rely on that instruction or direction without further enquiry); and
(ii)
a Lender may not give an instruction or direction independently to the Security Trustee in respect of its Exposure under the Credit Agreement.
(c)
The Security Trustee need not inquire whether any instruction or direction given or not given by the Administrative Agent under this document has been given or not given in accordance with the Credit Agreement.
(d)
All action taken or not taken by the Administrative Agent is, as regards the Security Trustee, deemed to be authorised by all relevant Lenders under the Credit Agreement, and without the Security Trustee being responsible, or liable to any person, for any Loss due to lack of authority (save for any responsibility or liability accruing to the Security Trustee by reason of it being the same legal entity as the Administrative Agent).

11.3
Information about Lenders

The Administrative Agent will inform the Security Trustee promptly following a request as to the identity of the Lenders and their respective Exposures, and the Security Trustee may rely on such information without further investigation.

11.4
Notification of Event of Default and Enforcement Date

The Administrative Agent will inform the Security Trustee in writing of the occurrence of:

(a)
an Event of Default under the Credit Agreement; and
(b)
the Enforcement Date,

and the Security Trustee may rely on such information without further investigation.

11.5
Assignment by Administrative Agent

The Administrative Agent may assign or otherwise deal with all or any of its rights and obligations under this document in accordance with the Credit Agreement.

12.
Changes to Security Providers and Beneficiaries
12.1
Assignment by Security Provider

A Security Provider may not assign or otherwise deal with its rights under this document or any Security Document without the consent of the Security Trustee (acting on the instructions of the Administrative Agent).

12.2
New Security Provider
(a)
The Borrower and each other Security Provider must ensure that any person who grants a Security Document and is not already a Security Provider will, on the same day that it grants the Security Document, become bound by this document as if it were a party to this document as a 'Security Provider' by:
(i)
executing 2 counterparts of an Accession Deed and delivering these to the Security Trustee; and
(ii)
providing to the Security Trustee all information and documents required for the Security Trustee to complete KYC Checks in respect of the new Security Provider.
(b)
Each of the parties to this document (other than the Security Trustee) appoints the Security Trustee as its agent to sign on its behalf any Accession Deed referred to in paragraph (a). The execution of an Accession Deed referred to in paragraph (a) does not operate to release any party from its obligations under this document or any other Loan Document.

12.3
Assignment by Beneficiary

Subject to the other Loan Documents, a Beneficiary may assign or otherwise deal with all or any of its rights and transfer all or any of its obligations under this document.

12.4
New Beneficiary by assignment or novation
(a)
If a Lender transfers, substitutes or novates any of its rights and obligations under the Credit Agreement to a person who is to become a new 'Lender' pursuant to a documented transfer, substitution or novation procedure in accordance with the terms of the Credit Agreement the new Lender automatically becomes a Beneficiary without the requirement to take any action and the parties agree that the relevant transfer, substitution or novation documents are taken to be an Accession Deed.
(b)
If a Beneficiary other than a Lender assigns any of its rights or novates any of its rights and obligations under a Loan Document (or proposes to do so) in accordance with the Loan Documents:
(i)
the Beneficiary must notify the Security Trustee accordingly; and
(ii)
the Beneficiary and the assignee or novatee must enter into an Accession Deed with the Security Trustee so that the assignee or novatee will become bound by this document as if it were a party to this document as a 'Beneficiary'.
(c)
If a Beneficiary's assignment or novation is of only part of its rights and obligations under the Loan Documents, it continues to have the benefit of, and to be bound by, this document as a Beneficiary.
(d)
If a Beneficiary's assignment or novation is of all of its rights and obligations under the Loan Documents, on the relevant Accession Deed taking effect, it ceases to be a Beneficiary and is released from any further obligations as a Beneficiary under this document other than in respect of any breach by it of this document arising before it ceased to be a Beneficiary.

For the purposes of this clause 12.4, 'Loan Document' does not include this document.

12.5
Accession Deeds
(a)
An Accession Deed will not be effective until the Security Trustee has executed the Accession Deed.
(b)
On an Accession Deed taking effect the relevant new Beneficiary or new Security Provider becomes bound as, and obtains benefits as, a 'Beneficiary' or 'Security Provider' (as applicable) under this document on the same basis as if it were a party to this document.
(c)
The Security Trustee must notify the Administrative Agent of a person becoming a new 'Beneficiary' or 'Security Provider' (as applicable) promptly after the relevant Accession Deed takes effect.
(d)
Each Beneficiary and each Security Provider for valuable consideration irrevocably authorises each of the Security Trustee and the Security Trustee's Authorised Representatives separately to execute on its behalf any Accession Deed contemplated to be entered into pursuant to this document, and to do anything else that the Security Trustee considers appropriate to effect the accession contemplated by the Accession Deed.

12.6
Opting out by Beneficiary
(a)
A Beneficiary will cease to be a Beneficiary at the time it receives payment in full and final satisfaction of all Obligations due to it under the Loan Documents and, subject to clause 15.5 (Reinstating avoided transaction), has no further actual or contingent obligations under any Loan Document. At that time, but subject to clause 15.5 (Reinstating avoided transaction), it will also cease to have any rights and obligations under this document.

(b)
If the Administrative Agent is replaced in its capacity as Administrative Agent under the Credit Agreement and the other Loan Documents, it will cease to have any rights and obligations under this document in its capacity as Administrative Agent when its replacement executes an Accession Deed and delivers it to the Security Trustee.
13.
Payments
13.1
Payment requirements
(a)
All payments by a Security Provider under this document or any Security Document must be made in accordance with Credit Agreement.
(b)
If the Security Trustee directs a Security Provider to pay a particular person or in a particular manner, the Security Provider's payment obligation is only discharged when the person to whom payment is directed actually receives the relevant amount.

14.
Notices, demands and communications
14.1
Defined term

In this clause 14, Notice means a notice, demand, consent, approval or communication given by a party pursuant to or in connection with this document or any Security Trustee Document.

14.2
Service

A Notice given by a party in connection with this document or any Security Document must be given in accordance to the Credit Agreement and, in the case of a Notice given by or to the Security Trustee, as if the Notice were a Notice given by or to the Administrative Agent.

15.
Protection of Security Trustee, Beneficiaries and third parties
15.1
Security Trustee and Beneficiaries not

restricted

The Security Trustee or a Beneficiary need not:

(a)
exercise a Power, give a consent or make a decision under a Loan Document unless the Loan Document expressly provides otherwise or, in the case of the Security Trustee, as instructed by the Administrative Agent; or
(b)
resort to a Security Document or Power before resorting to any other of them.

15.2
Security Trustee and Beneficiaries not liable

Except as expressly provided otherwise in this document, to the extent permitted by law, the Security Trustee, a Beneficiary or an Attorney will not be liable to anyone for any Loss in relation to an exercise or attempted exercise of a Power, or a failure or delay in exercising a Power.

15.3
Security Trustee may set off

At any time while an Event of Default is continuing, the Security Trustee may, without any demand or notice, set off and apply indebtedness it owes to a Security Provider (whatever the currency) against any money owing to it by a Security Provider under any Loan Document, whether or not the amount owed by the Security Trustee or a Security Provider is immediately payable or is owed alone or with any other person. Each Security Provider irrevocably authorises the Security Trustee to do anything necessary (including to sign any document and effect appropriate currency exchanges) for that purpose.

15.4
Set off by a Security Provider

Except as may be expressly provided for in a Loan Document, a Security Provider may not (either directly or indirectly) claim, exercise or attempt to exercise a right of set-off or counterclaim against the Security Trustee (whether its or any other person's right) or any other right which might have the effect of reducing the Obligations.

15.5
Reinstating avoided transaction

Each Security Provider agrees that if a payment or other transaction relating to the Obligations is void, voidable, unenforceable or defective for any reason or a related claim is upheld, conceded or settled (each an Avoidance), then even though the Security Trustee or a Beneficiary knew or should have known of the Avoidance:

(a)
each Power and the Security Provider's liability under each Loan Document will be what it would have been, and will continue, as if the payment or transaction the subject of the Avoidance had not occurred; and
(b)
it will immediately execute and do anything necessary or required by the Security Trustee to restore the Security Trustee or Beneficiary (as applicable) to its position immediately before the Avoidance (including reinstating any Loan Document).

This clause survives any termination or full or partial discharge or release of any Loan Document.

15.6
Authorised Representatives

Each Security Provider irrevocably authorises the Security Trustee to rely on a certificate by any person purporting to be its director or company secretary as to the identity and signatures of its Authorised Representatives, and to rely on any Notice or other document contemplated by a Loan Document which bears the purported signature (whether given by facsimile or otherwise) of its Authorised Representative. Each Security Provider warrants that those persons have been authorised to give notices and communications under or in connection with this document and any Security Trustee Document.

15.7
Security Trustee's opinion

An opinion or view of the Security Trustee for the purposes of the Loan Documents may be formed or held on its behalf by its Authorised Representative, its board of directors or by any other person it authorises to act on its behalf in relation to the Loan Documents.

15.8
Protection of third parties

No person dealing with the Security Trustee is bound to enquire whether the Security Trustee:

(a)
has been properly appointed under this document; or
(b)
has the requisite Power under this document or another Loan Document,

and any person dealing with the Security Trustee may assume that anything purported to be done by the Security Trustee under this document or another Security Trustee Document has been duly authorised by this document and the Beneficiaries.

16.
General provisions
16.1
Prompt performance

If a time is not specified for the performance by a Security Provider of an obligation under this document or any Security Document, it must be performed promptly.

16.2
Powers

Powers under the Loan Documents are cumulative and do not limit or exclude Powers under law. Full or partial exercise of a Power does not prevent a further exercise of that or any other Power. No failure or delay in exercising a Power operates as a waiver or representation. Unless expressly provided in a Loan Document, no Power or Loan Document merges in, limits or excludes any other Power, Loan Document or judgment which the Security Trustee or a Beneficiary (or anyone claiming through it) may have or obtain.

16.3
Consent, approvals and waivers

A consent, approval or waiver by the Security Trustee or a Beneficiary in relation to this document or any Security Document is effective only if in writing. If given subject to conditions, the consent, approval or waiver only takes effect when the conditions are complied with to the Security Trustee's or Beneficiary's satisfaction.

16.4
Indemnities and reimbursement obligations

The Security Trustee or a Beneficiary need not incur an expense or make a payment before enforcing an indemnity or reimbursement obligation in a Security Trustee Document. Unless otherwise stated, each such indemnity or reimbursement obligation is separate and independent of each other obligation of the party giving it, is absolute, irrevocable, unconditional and payable on demand and continues despite any settlement of account, termination of any Security Trustee Document or anything else.

16.5
Notices or demands as evidence

A notice or certificate from or demand by the Security Trustee stating that an Event of Default has occurred, or that a specified sum of money is owing or payable under a Loan Document or stating any other fact or determination relevant to the rights or obligations of the Security Trustee or a Security Provider under a Loan Document, is taken to be correct unless proved incorrect.

16.6
Law and legislation

To the extent permitted by law:

(a)
each Security Trustee Document prevails to the extent of inconsistency with any law; and
(b)
any present or future legislation operating to reduce a Security Provider's obligations under a Security Trustee Document or the effectiveness of the Powers is excluded.

16.7
Severability

A provision of a Security Trustee Document that is illegal, invalid or unenforceable in a jurisdiction is ineffective in that jurisdiction to the extent of the illegality, invalidity or unenforceability. This does not affect the validity or enforceability of that provision in any other jurisdiction, nor the remainder of that Security Trustee Document in any jurisdiction.

16.8
Variation of this document
(a)
Subject to paragraph (b) below, a variation of this document must be in writing and signed by or on behalf of each Security Provider and the Security Trustee (on the instructions of the Administrative Agent).
(b)
The Security Trustee may vary any provision of this document on behalf of the Beneficiaries if permitted under clause 6.9 (Minor amendments to Security Trustee Documents).

16.9
Governing law and jurisdiction
(a)
This document is governed by the laws of New South Wales, Australia. Each Security Provider irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of that place (and any court of appeal) and waives any right to object to an action being brought in those courts, including on the basis of an inconvenient forum or those courts not having jurisdiction.
(b)
The Security Trustee or a Beneficiary may take proceedings in connection with the Security Trustee Documents in any other court with jurisdiction or concurrent proceedings in any number of jurisdictions.

16.10
Service of process
(a)
Without preventing any other mode of service, any document in an action or process may be served on any party by being delivered to or left for that party at its address for service of Notices under this document, an Accession Deed or any Security Document.
(b)
Each Security Provider appoints the Australian Security Provider as its agent to accept service of process under or in connection with this document and the Security Trustee Documents, and the Australian Security Provider accepts the appointment. The appointment may not be revoked without the Security Trustee's consent. Each Security Provider agrees that service of documents on its process agent is sufficient service on the Security Provider, and that failure by a process agent to notify the Security Provider of any document in an action in connection with this document and any Security Trustee Document will not invalidate the action concerned.

16.11
Counterparts
(a)
This document may be executed in any number of counterparts or copies, each of which may be executed by physical signature in wet ink or electronically (whether in whole or part). A party who has executed a counterpart of this document may exchange it with another party (the Recipient) by:
(i)
emailing a copy of the executed counterpart to the Recipient; or
(ii)
utilising an electronic platform (including DocuSign) to circulate the executed counterpart,

and will be taken to have adequately identified themselves by so emailing the copy to the Recipient or utilising the electronic platform.

(b)
Each party consents to signatories and parties executing this document by electronic means and to identifying themselves in the manner specified in this clause.
(c)
Each counterpart constitutes an original (whether kept in electronic or paper form), all of which together constitute one instrument as if the signatures (or other execution markings) on the counterparts or copies were on a single physical copy of this document in paper form. Without limiting the foregoing, if any of the signatures or other markings on behalf of one party are on different counterparts or copies of this document, this shall be taken to be, and have the same effect as, signatures on the same counterpart and on a single copy of this document.

Schedule 1 – Initial Beneficiaries

Name ORCO IV LLC, a Delaware limited liability company

Notice details c/o OrbiMed Advisors LLC

601 Lexington Avenue, 54th Floor New York, NY 10022

Attention: OrbiMed Credit Reporting Email: RoSCreditOps@OrbiMed.com

with a copy to (which shall not constitute notice): Covington & Burling LLP

The New York Times Building, 620 Eighth Avenue New York, NY 10018-1405

Attention: Peter A. Schwartz Email: pschwartz@cov.com Telephone: (212) 841-1268

Schedule 2 – Initial Security Providers

Name AVITA Medical, Inc., a Delaware corporation

Notice details 28159 Avenue Stanford, Suite 220 Valencia, CA 91355

Attention: David O’Toole, Chief Financial Officer Email: dotoole@avitamedical.com

With a copy to:

AVITA Medical, Inc.

28159 Avenue Stanford, Suite 220

Valencia, CA 91355 Attention: Legal Department

Email: legal@avitamedical.com

Name AVITA Medical Pty Limited

ACN 058 406 523

Notice details Level 7, 330 Collins Street Melbourne, Victoria 3000 Attention: Lou Panaccio

Email: Lou.Panaccio@cpwcapital.net.au

Schedule 3 – Accession Deed

Accession deed

Date [Insert date]

Parties

Name [Full name of New Security Provider/Beneficiary]

ABN [ ]

Short form name New [Security Provider/Beneficiary]

Notice details [ ] Facsimile: [ ]

Attention: [ ]

Name ORCO IV LLC, a Delaware limited liability company

Capacity For itself and for and on behalf of each other party to the Security Trust Deed at the date of this document

Short form name Security Trustee

Notice details As specified in the Security Trust Deed

Agreed terms

1.
Defined terms & interpretation

In this document:

(a)
Accession Date means the date on which all parties have executed this document;
(b)
Security Trust Deed means the deed titled [insert title] between the Security Trustee, AVITA Medical, Inc. and others dated [insert date];
(c)
terms defined in the Security Trust Deed have the same meanings when used in this document unless otherwise defined in this document; and
(d)
the provisions of clause [interpretation provisions] of the Security Trust Deed are incorporated in, and apply to, this document as if set out in full with any necessary amendments.

2.
Accession

On and from the Accession Date:

(a)
the New [Security Provider/Beneficiary] agrees to become, and each other party to this document agrees with each other and with the New [Security Provider/Beneficiary] that the New [Security Provider/Beneficiary] will become a party to the Security Trust Deed as a [Security Provider/Beneficiary];
(b)
the New [Security Provider/Beneficiary] acquires all rights and benefits of, and agrees to comply with and be bound by all present and future obligations of, a [Security Provider/Beneficiary] under the Security Trust Deed as a party to that document in that capacity;

(c)
the New [Security Provider/Beneficiary] agrees to do all things that a [Security Provider/Beneficiary] is required under the Security Trust Deed or another Loan Document to procure or ensure are to be done by the New [Security Provider/Beneficiary] in connection with it becoming a [Security Provider/Beneficiary]; and

(d)
without limiting the general application of this clause 2, the New [Security Provider/Beneficiary] appoints as its attorney each person who under the terms of the Security Trust Deed or another Loan Document, is appointed an attorney of a [Security Provider/Beneficiary] on the same terms and for the same purposes as contained in the Security Trust Deed or that other Loan Document.

3.
Acknowledgment

The New [Security Provider/Beneficiary] acknowledges having received a copy of, and approved, the Security Trust Deed, together with all other documents and information it requires in connection with this document, before signing this document.

4.
Representations and warranties

The New Security Provider gives the representations and warranties in clause [clause number] of [relevant Loan Document/s containing full party representations and warranties to be given by a Security Provider] as at the Accession Date.

5.
Notices and other communications

The notice details of the New [Security Provider/Beneficiary] for the purposes of the Security Trust Deed are specified in the 'Parties' section of this document.

6.
Counterparts

This document may be executed in any number of counterparts. Each counterpart constitutes an original of this document, all of which together constitute one instrument. A party who has executed a counterpart of this document may exchange it with another party by faxing, or by emailing a pdf (portable document format) copy of, the executed counterpart to that other party, and if requested by that other party, will promptly deliver the original by hand or post. Failure to make that delivery will not affect the validity of this document.

7.
Governing law and jurisdiction

This document is governed by the laws of New South Wales, Australia and each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of that place. [Insert where new party has no presence in Australia:] The New [Security Provider/Beneficiary] appoints [ ] to act as its agent for service of process in connection with the Security Trust Deed.

EXECUTED as a deed.

Each attorney signing this document under a power of attorney certifies, by the attorney's signature, that the attorney has no notice of the revocation of the power of attorney.

[Execution by the New [Security Provider/Beneficiary]]

[Execution by the Security Trustee (for itself and each other party to the Security Trust Deed at the date of this document)]

Signing pages

EXECUTED as a deed.

Each signatory executing this document (electronically or otherwise) intends by that execution to be bound by this document, and where the signatory has signed as an officer or attorney of a party, for that party to be bound by this document. Each attorney signing this document under a power of attorney certifies, by the attorney's signature, that the attorney has no notice of the revocation of the power of attorney.

Security Trustee

Signed sealed and delivered by ORCO IV LLC in the presence of

/s/ Brendan Weber	/s/ W. Carter Neild
Signature of Witness	Signature of authorised signatory

Brendan Weber	W. Carter Neild
Name of Witness	Name of authorised signatory

Administrative Agent

Signed sealed and delivered by ORCO IV LLC in

the presence of

/s/ Brendan Weber	/s/ W. Carter Neild
Signature of Witness	Signature of authorised signatory

Brendan Weber	W. Carter Neild
Name of Witness	Name of authorised signatory

Borrower

Signed sealed and delivered by AVITA Medical, Inc. in the presence of

/s/ Lydia Martinez	/s/ James Corbett
Signature of Witness	Signature of authorised signatory

Lydia Martinez	James Corbett
Name of Witness	Name of authorised signatory

Initial Beneficiary

Signed sealed and delivered by ORCO IV LLC in the presence of

/s/ Brendan Weber	/s/ W. Carter Neild
Signature of Witness	Signature of authorised signatory

Brendan Weber	W. Carter Neild
Name of Witness	Name of authorised signatory

Initial Security Providers

Executed by AVITA Medical Pty Limited in accordance with Section 127 of the Corporations Act 2001 (Cth)

Signature of director

/s/ Lou Panaccio	/s/ Suzanne Mary Crowe
Signature of director	Signature of director/company secretary

Lou Panaccio	Suzanne Mary Crowe
Name of director (print)	Name of director/company secretary (print)

Security trust deed

MinterEllison | Ref: LNMM: ERB 1464626

Signed sealed and delivered by AVITA Medical,

Inc. In the presence of

/s/ Lydia Martinez	/s/ James Corbett
Signature of Witness	Signature of authorised signatory

Lydia Martinez	James Corbett
Name of Witness	Name of authorised signatory

Security trust deed

MinterEllison I Ref: LNMM: ERB 1464626

Name of authorised signatory